



4Q 2014 Earnings Conference Call

February 19, 2015





Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

One Curtiss-Wright Vision

- Leveraging our critical mass
- Driving to top-quartile performance
  - Operating margin expansion
  - Free cash flow generation
  - Double-digit EPS growth
  - Improving ROIC
- Commitment to a balanced capital deployment strategy
- 2014 Highlights
  - 300+ bps improvement in Operating Margin
  - 19% growth in Earnings per Share
  - 300 bps improvement in ROIC[(1)]
  - 150%+ Free Cash Flow conversion rate

(1) Return on invested capital is equal to net operating profit after-tax over two-year average net debt plus equity.

Overview of Fourth Quarter 2014 Results

- Sales decreased 3%, driven by decline in Defense segment
  - Commercial markets down 2%; Defense markets down 5%
- Operating income increased 5%
- Operating margin up 90 bps to 13.1% (Continuing ops basis)
  - Benefits of ongoing margin improvement initiatives
  - Strong organic growth in C/I and Energy segments
- Diluted EPS of $0.94
- Strong free cash flow of $166 million, up 86%
  - FCF conversion 360%

* All figures presented on a continuing operations basis.

Overview of Full Year 2014 Results

- Sales increased 6%, led by double-digit growth in the Commercial / Industrial segment
  - Commercial markets up 8%; Defense markets up 3%
- Operating income increased 19%, led by 14% organic growth
- Operating margin up 140 bps to 12.6% (Continuing ops basis)
  - Benefit of ongoing margin improvement initiatives
  - Impact of divestitures and discontinued operations
- Diluted EPS of $3.46, up 19%
- Robust free cash flow of $265 million; FCF conversion 156%
- ROIC increased 300 bps to 10.4%[(1)]

(1) Compared to 2013 reported results.

* All figures presented on a continuing operations basis.

Full Year 2014 End Markets Sales



General Industrial 29%
Commercial Aero 19%
Power Generation 19%
Aero & Ground Defense 16%
Naval Defense 17%

Key Positives

- Strong growth in industrial valves (chemical processing) and industrial vehicles (on- and off-highway)
- Ongoing ramp up in commercial aircraft production rates (737, 787)
- Solid demand for embedded computing and sensors in aero defense
- Higher Virginia-class submarine revenues in naval defense

Key Challenges

- Lower AP1000 program revenues
- Declines in U.S. ground defense, as expected

Notes:
Percentages in chart relate to Full Year 2014 sales. Oil & Gas sales now included under General Industrial.
All figures presented on a continuing operations basis.

2015E End Market Sales Outlook (Guidance as of February 18, 2015)

	FY2015E	% of Total Sales
Aero Defense	(2) - 2%	12%
Ground Defense	18 - 22%	4%
Naval Defense	(2) - 2%	17%
Total Defense Including Other Defense	**2 - 4%**	**33%**
Commercial Aero	(2) - 2%	19%
Power Generation	(2) - 2%	18%
General Industrial	5 - 9%	30%
Total Commercial	**2 - 4%**	**67%**
Total Curtiss-Wright	**2 - 4%**	

* All figures presented on a continuing operations basis.

CURTISS-WRIGHT

2015E Financial Outlook (Guidance as of February 18, 2015)

(Prior Segment Structure)	FY2014A	FY2015E
Total Sales	**$2,243M**	**$2,280 - 2,330M**
Commercial / Industrial	$1,075M	-
Defense	$738M	-
Energy	$431M	-
Total Operating Income CW Margin	**$282M** 12.6%	**$303 - 312M** 13.3% - 13.4%
Commercial / Industrial Margin	$143M 13.3%	-
Defense Margin	$102M 13.9%	-
Energy Margin	$68M 15.7%	-
Corporate and Other	($30M)	($33M)
Diluted EPS	**$3.46**	**$3.80 - 3.90**

Full year amounts may not add due to rounding.

* All figures presented on a continuing operations basis.

CURTISS-WRIGHT

Transition to New Segment Structure (2015)


Commercial / Industrial
Defense
Nuclear naval defense and new build (AP1000) power generation businesses
Embedded computing and sensor businesses
Energy
Remaining oil & gas businesses
Power Gen (Aftermarket)
Commercial / Industrial
($1,265 - 1,285M)
Defense
($500 - 515M)
Power
($515 - 530M)

2015E Financial Outlook (Guidance as of February 18, 2015)

(New Segment Structure)	FY2014 Pro Forma	FY2015E
Total Sales	**$2,243M**	**$2,280 - 2,330M**
Commercial / Industrial	$1,228M	$1,265 - 1,285M
Defense	$490M	$500 - 515M
Power	$525M	$515 - 530M
Total Operating Income	**$282M**	**$303 - 312M**
CW Margin	12.6%	13.3% - 13.4%
Commercial / Industrial	$179M	$188 - 191M
Margin	14.5%	14.8% - 14.9%
Defense	$83M	$90 - 93M
Margin	16.9%	18.0% - 18.1%
Power	$51M	$59 - 61M
Margin	9.8%	11.4% - 11.5%
Corporate and Other	($30M)	($33M)
Diluted EPS	**$3.46**	**$3.80 - 3.90**

Full year amounts may not add due to rounding.

* All figures presented on a continuing operations basis.

CURTISS-WRIGHT

2015E Financial Outlook (Guidance as of February 18, 2015)

	FY2014A	FY2015E
Total Operating Income	**$282M**	**$303 - 312M**
Pension Expense / 401K	$26M	~$33M
Interest Expense	$36M	$37 - 38M
Effective Tax Rate	31.2%	32.0%
Diluted EPS	**$3.46**	**$3.80 - 3.90**
Diluted Shares Outstanding	49.0M	47.8M

* All figures presented on a continuing operations basis.

2015E Financial Outlook (Guidance as of February 18, 2015)

	FY2014A	FY2015E
Free Cash Flow (1)	**$265M**	**$100 - 120M**
Adjusted Free Cash Flow (2)	**$254M**	**$245 - 265M**
Free Cash Flow Conversion(3)	156%	55 - 64%
Adjusted Free Cash Flow Conversion(4)	149%	135 - 142%
Depreciation & Amortization(5)	$119M	$100 - 110M
Capital Expenditures(6)	$67M	$50 - 60M

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures

(2) Adjusted Free Cash Flow excludes:

- Contributions to the Company's corporate defined benefit pension plan of $40 million in 2014 and $145 million in 2015.
- Cash flows from Discontinued Operations of $51 million in 2014.

(3) Free Cash Flow Conversion is calculated as free cash flow from operations divided by earnings from continuing operations.

(4) Adjusted Free Cash Flow Conversion is calculated as adjusted free cash flow divided by earnings from continuing operations.

(5) 2014 Depreciation and Amortization from Continuing Operations was $105 million and Discontinued Operations was $14 million. 2015 is reported on a continuing operations basis.

(6) 2014 Capital Expenditures from Continuing Operations was $62 million and Discontinued Operations was $5 million. 2015 is reported on a continuing operations basis.

Investor Day Cost Savings (2014)

Op Margin Initiative	OI Margin Impact (bps)	Margin roll (starting 9.3%)
Lean/Operational Excellence	-	-
Supply Chain	-	-
Shift to LCEs	-	-
Segment Focus	-	-
Shared Services	-	-
Subtotal of above	***+20 bps***	**0.2%**
Consolidations / Corp Realignment	+80 bps	0.8%
Portfolio Rationalization	+210 bps	**+2.1%**
Total Cost Reductions	**+310 bps**	**+3.1%**
Other (pension)	+20 bps	**+0.2%**
Total Progress	**+330 bps**	**12.6%**

Strategic Margin Drivers

- **Completed reshaping through portfolio review and rationalization**
- **Leveraging the benefits of One Curtiss-Wright**
  - Lean
  - Supply Chain Management
  - Shared Services
  - Consolidation Programs
- **Operational and productivity improvement initiatives**
- **Steady organic sales growth**

Advancing to Top Quartile Performance

Cost Savings – Resetting Expectations 2015 and Beyond

(Guidance as of February 18, 2015)

Op Margin Initiatives 2014 - 2018	Implied Total Savings (@ Dec 2013)	Revised Total Savings (@ Feb 2015)	2015E - 2018E Savings
Portfolio Rationalization	$10M	$40M	-
Operational Excellence (Lean, SCM)	$75M	$25M	$23M
Shift to Low Cost Economies	$5M	$10M	$7M
Segment Focus	$40M	$20M	$18M
Shared Services	$25M	$15M	$11M
Consolidations / Corp Realignment	$15M	$20M	$6M
Total Savings	**$170M**	**$130M**	**$65M**

CURTISS-WRIGHT

Outlook for 2015 and Closing Comments

- Expect solid sales and operating income with double-digit growth in diluted EPS
  - Growth anticipated in both commercial and defense markets
- On track for significant operating margin expansion
  - Driven by operational improvement and cost reduction initiatives
  - 2018 Operating Margin Objective: 14%+ and upper quartile
- Solid free cash flow expectations driven by improved working capital management
- Committed to a balanced capital allocation strategy
  - $200 million in share repurchase expected in 2015

Focused on Increasing Shareholder Value

Appendix

Non-GAAP Reconciliation

Three Months Ended

2014 vs 2013

	Commercial		Defense		Energy		Total Curtiss-Wright	
	Sales	Operating income	Sales	Operating income	Sales	Operating income	Sales	Operating income
Organic	4%	25%	(13%)	(39%)	3%	36%	(3%)	2%
Acquisitions	1%	1%	0%	0%	4%	2%	1%	1%
Foreign Currency	(1%)	(3%)	(1%)	3%	(0%)	3%	(1%)	2%
Total	4%	23%	(14%)	(36%)	7%	41%	(3%)	5%

Year Ended

2014 vs 2013

	Commercial		Defense		Energy		Total Curtiss-Wright	
	Sales	Operating income	Sales	Operating income	Sales	Operating income	Sales	Operating income
Organic	6%	32%	(6%)	(18%)	6%	17%	2%	14%
Acquisitions	7%	5%	2%	3%	2%	(1%)	4%	3%
Foreign Currency	0%	(1%)	(0%)	3%	(0%)	2%	0%	2%
Total	13%	36%	(4%)	(12%)	8%	18%	6%	19%

Organic Revenue and Organic Operating income

The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company's ongoing business performance. Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.

Note: Amounts may not add due to rounding

CURTISS-WRIGHT